WAIVER
TO FINANCING AGREEMENT

WAIVER, dated as of November 2, 2023 (this "Waiver"), to the Financing Agreement, dated as of December 23, 2019 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Financing Agreement"), by and among Mondee Holdings, Inc., a Delaware corporation (the "Parent"), each subsidiary of the Parent listed as a "Borrower" on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a "Borrower" thereunder, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations, each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders") TCW Asset Management Company LLC, a Delaware limited liability company ("TCW"), as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent") and Wingspire Capital LLC, a Delaware limited liability company (“Wingspire”), as revolving agent for the Revolving Loan Lenders (in such capacity, together with its successors and assigns in such capacity, the "Revolving Agent" and together with the Administrative Agent, each an "Agent" and collectively, the "Agents").
WHEREAS, the Loan Parties expect to receive the Stock Repurchase Investment and the proceeds of an issuance of Qualified Equity Interests or cash contributions to the capital of the Parent, including for the avoidance of doubt the investment pursuant to the Amended and Restated Certificate of Designation of Preferences, Rights, and Limitations of Series A-1, Series A-2 and Series A-3 Preferred Stock, executed by the Parent as of October 17, 2023, in the form attached hereto as Annex A (the “A&R Certificate”);
WHEREAS, pursuant to Section 2.05(c)(iii) of the Financing Agreement, the Borrowers are required to prepay the outstanding principal amount of the Loans in an amount equal to 100% of the Net Cash Proceeds received in connection with an Equity Issuance (other than any Excluded Equity Issuance) (the “Mandatory Prepayment Requirement”);
WHEREAS, the Loan Parties, the Agents and the Lenders agree that the proceeds of the Stock Repurchase Investment in an amount not to exceed $5,000,000 (the “Minimum Equity Issuance Proceeds”) shall constitute an “Excluded Equity Issuance” pursuant to clause (e) of the definition thereof and such Minimum Equity Issuance Proceeds shall not be subject to the Mandatory Prepayment Requirement; and
WHEREAS, the Loan Parties have requested that the Agents and the Lenders, and the Agents and the Lenders are willing to waive the Mandatory Prepayment Requirement solely with respect to the proceeds of an Equity Issuance, including an investment pursuant to the A&R Certificate (other than and in addition to the Minimum Equity Issuance Proceeds) in an amount not to exceed $10,000,000 (the “Excess Equity Issuance Proceeds”).

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NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Definitions. All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.
2. Waiver.
(a) In reliance upon the representations and warranties made by the Loan Parties set forth in Section 3 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 4 below, the Agents and the Lenders hereby (i) agree that the Minimum Equity Issuance Proceeds shall constitute an “Excluded Equity Issuance” pursuant to clause (e) of the definition thereof and such Minimum Equity Issuance Proceeds shall not be subject to the Mandatory Prepayment Requirement, and (ii) waive the obligation of the Loan Parties to comply with Section 2.05(c)(iii) as it relates solely to the Mandatory Prepayment Requirement with respect to the Excess Equity Issuance Proceeds. For the avoidance of doubt, the neither the Minimum Equity Issuance Proceeds nor the Excess Equity Issuance Proceeds shall be subject to the Mandatory Prepayment Requirement, no matter in which order the Minimum Equity Issuance Proceeds and the Excess Equity Issuance Proceeds are received.
(b) The waiver in this Section 2 shall be effective only in this specific instance and for the specific purposes set forth herein and does not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.
(c) The parties hereto agree that since the A&R Certificate replaces the “Certificate” attached as Annex A to that certain Consent and Waiver to Financing Agreement, dated as of September 29, 2022 (the “Prior Consent”), the consent and waiver with respect to the mandatory prepayment provisions set forth in the Prior Consent shall be of no further force or effect.
3. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows on the Waiver Effective Date:
(a) Representations and Warranties; No Event of Default. The representations and warranties in Article VI of the Financing Agreement and in each other Loan Document are true and correct in all material respects on and as of the Waiver Effective Date and on and as of the date hereof, in each case after giving effect to this Waiver (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification on and as of each such date), as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the date hereof or as of the Waiver Effective Date, in each case after giving effect to this Waiver or would result from this Waiver becoming effective in accordance with its terms.

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(b) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state, province, territory or other jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrowers, to make the borrowings under the Financing Agreement, and to execute and deliver this Waiver and each other Loan Document to which it is a party, and to consummate the transactions contemplated hereby and by the Financing Agreement, as modified hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified or in good standing, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
(c) Authorization, Etc. The execution, delivery and performance by each Loan Party of this Waiver (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law or (C) any material Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of this clause (iv), to the extent such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.
(d) Enforceability of Loan Documents. This Waiver is a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by principles of equity.
(e) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance of this Waiver by any Loan Party party hereto.
4. Conditions to Effectiveness. This Waiver shall become effective only upon the satisfaction in full, in a manner reasonably satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied (or waived) being hereinafter referred to as the “Waiver Effective Date”):
(a) Payment of Fees, etc. The Borrowers shall have paid on or before the Waiver Effective Date all fees, costs and expenses due and payable to the Agents and the Lenders under the Loan Documents on or prior to the Waiver Effective Date (including the reasonable costs and expenses incurred by the Agents in connection with the preparation, execution and delivery of this Waiver).
(b) Representations and Warranties; No Event of Default. The following statements shall be true and correct (after giving effect to this Waiver): (i) the representations and warranties contained in this Waiver, Article VI of the Financing Agreement

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and in each other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Waiver Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing on the Waiver Effective Date or would result from this Waiver becoming effective in accordance with its terms.
(c) Delivery of Waiver. The Agents shall have received on or before the date hereof, this Waiver, duly executed by the Loan Parties, the Agents and the Lenders.
5. Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Waiver, (b) confirms and agrees that the Financing Agreement and each other Loan Document (in each case, as modified by this Waiver) to which it is a party is, and shall continue to be, other than as expressly set forth in this Waiver, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Waiver Effective Date, all references in any such Loan Document to the “Financing Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as modified by this Waiver, and (c) confirms and agrees that to the extent that, any such Loan Document purports to assign or pledge to the Agents for the benefit of the Agents and the Lenders, or to grant to the Agents, for the benefit of the Agents and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement and the other Loan Documents (in each case, as modified by this Waiver), such pledge, assignment and/or grant of the security interest or Lien is, subject to the release thereof as expressly set forth in this Waiver, hereby ratified and confirmed in all respects. This Waiver does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect (in each case, as modified by this Waiver). Except as expressly provided herein, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.
6. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.
7. No Representations by Agents or Lenders. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by

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any Agent or any Lender, other than those expressly contained herein, in entering into this Waiver.
8. Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Waiver and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agent and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the "Released Parties"), from any and all debts, claims, allegations, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Waiver Effective Date directly arising out of, connected with or related to this Waiver, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.
9. Miscellaneous.
(a) This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Waiver by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Waiver.
(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.
(c) This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

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(d) Each Loan Party hereby acknowledges and agrees that this Waiver constitutes a "Loan Document" under the Financing Agreement.
(e) Any provision of this Waiver that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
(f) This Waiver shall be binding upon and inure to the benefit of each Loan Party and each Agent and each Lender and their respective successors and assigns; provided, however, that none of the Loan Parties may assign or transfer any of its rights hereunder without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void.
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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered as of the date set forth on the first page hereof.

BORROWERS:

MONDEE, INC.
By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO
C&H TRAVEL AND TOURS INC.
By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO
MONDEE CANADA INC.
By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Vice President
SKYLINK TRAVEL, INC.
By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO
SKYLINK TRAVEL, INC.
By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO
SKYLINK TRAVEL, INC.
By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO
SKYLINK TRAVEL, SFO INC.
By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO
TRANS AM TRAVEL, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO
HARI-WORLD TRAVEL GROUP, INC.
By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
[Waiver to Financing Agreement]
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Title: CEO
EXPLORETRIP IP HOLDINGS, INC.
By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO
EXPLORETRIP, INC.
By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO
MONDEE ACQUISITION COMPANY INC.
By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO
TRANSWORLD TRAVEL, INC.
By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

[Waiver to Financing Agreement]
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COSMOPOLITAN TRAVEL SERVICE, INC.
By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO
COSMOPOLITAN TRAVEL SERVICES INC.
By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

ROCKETRIP, INC.
By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

[Waiver to Financing Agreement]
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SKYPASS TRAVEL INC.
By:	/s/ Jesus Portillo
Name: Jesus Portillo
Title: Secretary and Treasurer

SKYPASS HOLIDAYS LLC
By:	/s/ Jesus Portillo
Name: Jesus Portillo
Title: Secretary and Treasurer

[Waiver to Financing Agreement]
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GUARANTORS:

MONDEE HOLDINGS, INC.
By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

MONDEE HOLDINGS II, LLC
By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Manager

MONDEE BRAZIL, LLC
By:	_/s/ Prasad Gundumogula ______
Name: Prasad Gundumogula
Title: Manager

[Waiver to Financing Agreement]
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ADMINISTRATIVE AGENT:

TCW ASSET MANAGEMENT COMPANY LLC

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Waiver to Financing Agreement]
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REVOLVING AGENT:

WINGSPIRE CAPITAL LLC

By:	/s/ Christopher J. Coutu
Name: Christopher J. Coutu
Title: Senior Managing Director

[Waiver to Financing Agreement]
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LENDERS:

WEST VIRGINIA DIRECT LENDING LLC By: TCW Asset Management Company LLC, its Investment Advisor By:___/s/ Suzanne Grosso _________ Name: Suzanne Grosso Title: Managing Director
TCW SKYLINE LENDING LP By: TCW Asset Management Company LLC, its Investment Advisor By:__ /s/ Suzanne Grosso _________ Name: Suzanne Grosso Title: Managing Director
NJ/TCW DIRECT LENDING LLC By: TCW Asset Management Company LLC, its Investment Advisor By:__ /s/ Suzanne Grosso _______ Name: Suzanne Grosso Title: Managing Director
TCW BRAZOS FUND LLC By: TCW Asset Management Company LLC, its Investment Advisor By:_ /s/ Suzanne Grosso ___________ Name: Suzanne Grosso Title: Managing Director

[Waiver to Financing Agreement]
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TCW DIRECT LENDING VII LLC By: TCW Asset Management Company LLC, its Investment Advisor By:__ /s/ Suzanne Grosso _________________ Name: Suzanne Grosso Title: Managing Director
TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC By: TCW Asset Management Company LLC, its Investment Manager By:_ /s/ Suzanne Grosso ________________ Name: Suzanne Grosso Title: Managing Director

US SPECIALTY INSURANCE COMPANY By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact By:__ /s/ Suzanne Grosso _______________ Name: Suzanne Grosso Title: Managing Director

SAFETY NATIONAL CASUALTY CORP By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact By:__ /s/ Suzanne Grosso ________________ Name: Suzanne Grosso Title: Managing Director
[Waiver to Financing Agreement]
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TCW DL VII FINANCING LLC By: TCW Asset Management Company LLC, its Investment Manager By:__ /s/ Suzanne Grosso _________________ Name: Suzanne Grosso Title: Managing Director

[Waiver to Financing Agreement]
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RELIANCE STANDARD LIFE INSURANCE COMPANY

By: TCW Asset Management Company LLC
Its: Investment Manager and Attorney-in-Fact

By:_ /s/ Suzanne Grosso ______________
Name: Suzanne Grosso
Title: Managing Director

[Waiver to Financing Agreement]
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NH CREDIT PARTNERS III HOLDINGS L.P. By: MS Credit Partners III GP L.P., its general partner By: MS Credit Partners III GP Inc., its general partner
By:	/s/ William Gassman
Name: William Gassman
Title: Executive Director

[Waiver to Financing Agreement]
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WINGSPIRE CAPITAL LLC
By:	/s/ Christopher J. Coutu
Name: Christopher J. Coutu
Title: Senior Managing Director
[Waiver to Financing Agreement]
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